Exhibit 10.2

LETTER AMENDMENT NO. 1

Dated as of November 13, 2008

To Prides Capital Fund I, L.P., LLC

     as purchaser (the “Purchaser” or “you”)

     under the Note and Warrant Purchase

     Agreement referred to below

Ladies and Gentlemen:

We refer to the following agreements, each dated as of May 30, 2008: (i) the Note and Warrant Purchase Agreement (the “Note and Warrant Purchase Agreement”) between eDiets.com, Inc. (“us”) and you; (ii) the Security Agreement (the “Security Agreement”) among us, eDiets, Inc. and Nutrio.com, Inc., as grantors, and you; (iii) the IP Security Agreement (the “IP Security Agreement”) among us, eDiets, Inc. and Nutrio.com, Inc., as grantors, and you; and (iv) the Subsidiary Guaranty (the “Subsidiary Guaranty”) from eDiets, Inc. and Nutrio.com, Inc., as guarantors, in favor of you (the Note and Warrant Purchase Agreement, the Security Agreement, the IP Security Agreement and the Subsidiary Guaranty being referred to collectively herein as the “Transaction Documents”). Capitalized terms not otherwise defined in this Letter Amendment No. 1 have the same meanings as specified in the Note and Warrant Purchase Agreement.

With respect to the note referenced in each of the Transaction Documents to be executed and dated as of June 30, 2008, the undersigned each acknowledge and agree that such note will be executed and dated as of November, 13, 2008 and each of the Transaction Documents is hereby amended by replacing the date “June 30, 2008” with the date “November, 13, 2008” with respect to the date such note is to be executed and dated.

The undersigned each acknowledge and agree that Section 1.4 of the Note and Warrant Purchase Agreement is hereby amended by replacing the date “June 30, 2008” with the date “November 13, 2008” beginning in the fourth line of such Section.

Further, the undersigned each acknowledge and agree that Section 1.5 of the Note and Warrant Purchase Agreement is hereby deleted in its entirety and that Section 2.2(c) of the Note and Warrant Purchase Agreement is hereby amended by deleting the words “, minus the amount of the Ticking Fee” from the second line of such Section.

After execution by both the Purchaser and us, this Letter Amendment No. 1 shall become effective as of the date first above written.

The Note and Warrant Purchase Agreement and each of the other Note Documents, except to the extent of the modifications specifically provided for herein, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. This Letter Amendment No. 1 shall be effective to implement the amendment described herein.

The execution, delivery and effectiveness of this Letter Amendment No. 1 shall not, except as expressly provided herein, operate as a waiver and amendment of any right, power or remedy of the Purchaser under the Note and Warrant Purchase Agreement, nor constitute a waiver or amendment of any other provision of the Note and Warrant Purchase Agreement.

If you agree to the terms and provisions of this Letter Amendment No. 1, please evidence such agreement by executing and returning a counterpart of this Letter Amendment No. 1 to Driscoll R. Ugarte, Edwards Angell Palmer & Dodge LLP, One North Clematis Street, Suite 400, West Palm Beach, Florida 33401, fax: (888) 325-9508, email: dugarte@eapdlaw.com.

This Letter Amendment No. 1 may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment No. 1 by facsimile or electronic copy (“pdf”) shall be effective as delivery of a manually executed counterpart of this Letter Amendment No. 1.

This Letter Amendment No. 1 shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

[Remainder of page intentionally left blank.]

Very truly yours,

eDIETS.COM, INC.

By	/s/ James A. Epstein
Name:	James A. Epstein
Title:	Secretary

Agreed as of the date first above written:

PRIDES CAPITAL FUND I, L.P.,

as Purchaser and as Majority Holder

By:	Prides Capital Partners, LLC, its General
Partner

By	/s/ Kevin A. Richardson, II
Name:	Kevin A. Richardson, II
Title:	Managing Partner

Signature Page to eDiets Letter Amendment No. 1

CONSENT

Dated as of November 13, 2008

Each of the undersigned, as a Guarantor under the Subsidiary Guaranty dated as of May 30, 2008 referred to in the foregoing Letter Amendment No. 1, as a Grantor under the Security Agreement dated as of May 30, 2008 in favor of the Purchaser referred to in such Letter Amendment No. 1, and as a Grantor under the IP Security Agreement dated as of May 30, 2008 in favor of the Purchaser referred to in such Letter Amendment No. 1, hereby consents to such Letter Amendment No. 1 and hereby confirms and agrees that notwithstanding the effectiveness of such Letter Amendment No. 1, each of such Subsidiary Guaranty, Security Agreement and IP Security Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

eDIETS, INC.

By	/s/ James A. Epstein
Name: James A. Epstein Title: Secretary

NUTRIO.COM, INC.

By:	/s/ James A. Epstein
Name: James A. Epstein Title: Secretary

Signature Page to Consent to eDiets Letter Amendment No. 1